SUPPLEMENT DATED OCTOBER 15, 2007
TO DREYFUS FOUNDERS FUNDS, INC.
CLASS F PROSPECTUS DATED MAY 1, 2007
(as previously supplemented)

The following information supplements and supersedes any contrary information contained in the Class F prospectus.

Dreyfus Founders International Equity Fund and Dreyfus Founders Passport Fund –Redemption Fees

Frequent trading can disrupt a Fund’s investment program and create additional costs for long-term shareholders. For these reasons, a 1% fee will be assessed on redemptions (including exchanges) of shares of the Dreyfus Founders International Equity Fund and the Dreyfus Founders Passport Fund purchased on or after December 1, 2007, and held for less than 60 days.

Subject to the exceptions described below, you will be subject to the fee, whether you hold the shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the Fund.

The redemption fee will be charged and retained by the Fund on shares sold before the end of the 60-day holding period. The Funds will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective.

The Funds will not assess a redemption fee on Fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by MBSC Securities Corporation (the “Distributor”) or its affiliates); (3) acquired by the reinvestment of Fund dividends or capital gain distributions; (4) redeemed by the Fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the Fund; (6) purchased by other mutual funds, if approved by the Distributor; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the Fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed from Coverdell Education Savings Accounts to pay qualified education expenses; and (10) converted from one share class to another in the Fund.

In addition, the Funds will not impose redemption fees on certain types of retirement plan transactions processed through a participant recordkeeping system supported by the Distributor or its affiliates or through third party recordkeepers. These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs and lump sum distributions; (3) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (4) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options, plan termination or plan merger; (5) shares redeemed for loans, or following a hardship specified in the retirement plan documents; and (6) forfeitures or redemptions in connection with a participant’s termination of employment. The Funds may waive redemption fees for certain retirement plans that have implemented automated processes or other procedures to prevent frequent trading. Such waivers require the written approval of the Distributor.

The Funds reserve the right to withdraw waivers in its sole discretion without notice if a Fund determines that an account is engaging in frequent trading or other activities detrimental to the Fund.

If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing the Distributor with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled.

Due to operational limitations or restrictions, retirement plans and intermediaries that maintain omnibus accounts with a Fund may calculate redemption fees differently than the Funds. If you are investing in Fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor) please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the Fund.

The Fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary is unable to collect the Fund’s redemption fee.

Dreyfus Founders International Equity Fund - Proposed Reorganization – Redemption Fees

As previously announced, at a meeting of the Board of Directors of Dreyfus Founders Funds, Inc. (the “Company”) held on August 15, 2007, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) between the Company, on behalf of the International Equity Fund, and Dreyfus Premier Stock Funds, on behalf of Dreyfus Premier International Equity Fund (the “Dreyfus Fund”). The Plan provides for the transfer of the International Equity Fund’s assets to the Dreyfus Fund in a tax-free exchange for the shares of the Dreyfus Fund and the assumption by the Dreyfus Fund of the International Equity Fund’s stated liabilities, the distribution of shares of the Dreyfus Fund to International Equity Fund shareholders and the subsequent termination of the International Equity Fund (the

“Reorganization”). If the Plan is approved, the Reorganization will become effective on or about December 20, 2007. No redemption fee will be imposed at the time of the Reorganization. However, shares of the Dreyfus Fund received in the Reorganization in exchange for shares of the International Equity Fund purchased on or after December 1, 2007, and redeemed (or exchanged) within 60 days of purchase, will be subject to a 2% redemption fee payable to the Dreyfus Fund.